                                                                   EXHIBIT 10.23

                                    MASSBANK

                         EMPLOYEES' STOCK OWNERSHIP PLAN

                                       AND

                                 TRUST AGREEMENT

                   AMENDED AND RESTATED AS OF NOVEMBER 1, 2001

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                                TABLE OF CONTENTS

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ARTICLE I - THE TRUST.............................................................................................3
         1.01     Continuation of Trust...........................................................................3
         1.02     Interpretation of Trust Agreement...............................................................3
         1.03     Exclusive Benefit...............................................................................3

ARTICLE II - DEFINITIONS..........................................................................................5
         2.01     "Account".......................................................................................5
         2.02     "Affiliated Company"............................................................................5
         2.03     "Agreement".....................................................................................5
         2.04     "Allocation Date"...............................................................................5
         2.05     "Beneficiary"...................................................................................5
         2.06     "Board".........................................................................................5
         2.07     "Committee".....................................................................................5
         2.08     "Company".......................................................................................6
         2.09     "Compensation"..................................................................................6
         2.10     "Computation Period"............................................................................6
         2.11     "Dividend Account"..............................................................................7
         2.12     "Effective Date"................................................................................7
         2.13     "Employee"......................................................................................7
         2.14     "Entry Date"....................................................................................7
         2.15     "Hour of Service"...............................................................................7
         2.16     "Limitation Year"...............................................................................9
         2.17     "Member"........................................................................................9
         2.18     "One-Year Break in Service".....................................................................9
         2.19     "Plan"..........................................................................................9
         2.20     "Plan Year".....................................................................................9
         2.21     "Stock".........................................................................................9
         2.22     "Trust"........................................................................................10
         2.23     "Trustee"......................................................................................10
         2.24     "Year of Eligibility Service"..................................................................10
         2.25     "Year of Vesting Service"......................................................................10

ARTICLE III - MEMBERSHIP.........................................................................................11
         3.01     Eligibility for Membership.....................................................................11
         3.02     Determination of Eligibility by the Committee..................................................11
         3.03     Duration of Membership.........................................................................11
         3.04     Unpaid Leaves of Absence.......................................................................11

ARTICLE IV - CONTRIBUTIONS.......................................................................................13
         4.01     Company Contribution...........................................................................13
         4.02     Payment of Contributions.......................................................................13
         4.03     Reversion of Certain Contributions.............................................................13
         4.04     Member's Contributions.........................................................................14
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                                      (i)
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ARTICLE V - MEMBERS' ACCOUNTS....................................................................................15
         5.01     Maintenance of Accounts........................................................................15
         5.02     Compensation Schedule..........................................................................16
         5.03     Allocation of Company Contributions............................................................16
         5.04     Allocation of Forfeitures......................................................................16
         5.05     Valuation of Assets Other than Stock...........................................................17
         5.06     Allocation of Trust Assets Other than Stock....................................................17
         5.07     Dividends on Stock.............................................................................18
         5.08     Distributions and Forfeitures..................................................................19
         5.09     Limitations on Allocations.....................................................................19

ARTICLE VI - BENEFITS............................................................................................23
         6.01     Restrictions on Payments and Distributions.....................................................23
         6.02     Retirement.....................................................................................23
         6.03     Disability Retirement..........................................................................23
         6.04     Death Benefits.................................................................................24
         6.05     Termination of Employment Prior to Retirement or Death.........................................26
         6.06     Reemployment...................................................................................27
         6.07     Manner and Timing of Distributions.............................................................28
         6.08     Discharge of Trustee's Obligations to Make Payment.............................................31
         6.09     Special Distribution from Account and Dividend Account.........................................32

ARTICLE VII - AMENDMENT AND TERMINATION..........................................................................34
         7.01     Right to Amend or Terminate....................................................................34
         7.02     Amendment for Tax Exemption....................................................................34
         7.03     Liquidation of Trust in Event of Termination...................................................34
         7.04     Termination of Plan and Trust..................................................................35

ARTICLE VIII - ADMINISTRATION OF THE PLAN........................................................................36
         8.01     Named Fiduciaries..............................................................................36
         8.02     Appointment of Committee.......................................................................36
         8.03     Powers of Committee............................................................................37
         8.04     Action by Committee............................................................................37
         8.05     Discretionary Action...........................................................................37
         8.06     Evidence on Which Committee May Act............................................................38
         8.07     Employment of Agents...........................................................................38
         8.08     Compensation and Expense of Committee..........................................................39
         8.09     Indemnification................................................................................39
         8.10     Claims Procedure...............................................................................39

ARTICLE IX - THE TRUSTEE.........................................................................................43
         9.01     Powers of Trustee..............................................................................43
         9.02     Investments....................................................................................43
         9.03     Method of Holding and Selling Securities.......................................................44
         9.04     Exercise of Voting Rights......................................................................44
         9.05     Reliance on Trustee as Owner...................................................................45
         9.06     Liquidation of Assets..........................................................................45
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                                      (ii)
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         9.07     Direction by Committee.........................................................................45
         9.08     Records and Accounting.........................................................................46
         9.09     Payment of Taxes...............................................................................47
         9.10     Trustee's Compensation and Expenses............................................................48
         9.11     Resignation or Removal of Trustee..............................................................48
         9.12     Tender Offer or Exchange Offer.................................................................49
         9.13     Indemnification of Trustee.....................................................................49

ARTICLE X - THE COMPANY..........................................................................................51
         10.01    Powers of the Bank.............................................................................51
         10.02    No Contract of Employment......................................................................51
         10.03    Liability of Company...........................................................................51
         10.04    Action by Company..............................................................................51
         10.05    Successor to Business of Company...............................................................52
         10.06    Dissolution of the Company.....................................................................52

ARTICLE XI - ESOP LOANS..........................................................................................53
         11.01    ESOP Loan......................................................................................53
         11.02    Use of ESOP Loan Proceeds......................................................................53
         11.03    Terms and Conditions...........................................................................53
         11.04    Collateral for ESOP Loan.......................................................................54
         11.05    Suspense Accounts..............................................................................54

ARTICLE XII - TOP-HEAVY PROVISIONS...............................................................................56
         12.01    Article Controls...............................................................................56
         12.02    Definitions....................................................................................56
         12.03    Top-Heavy Status...............................................................................59
         12.04    Minimum Benefit................................................................................60
         12.05    Adjustment to Combined Limitation..............................................................60
         12.06    Minimum Vesting................................................................................61
         12.07    Restriction on Compensation....................................................................61
         12.08    Termination of Top-Heavy Status................................................................61

ARTICLE XIII - ADDITIONAL PARTICIPATING COMPANIES................................................................62
         13.01    Participation..................................................................................62
         13.02    Effective Date.................................................................................62
         13.03    Administration.................................................................................62
         13.04    Termination....................................................................................62
         13.05    Allocation of Forfeitures......................................................................62
         13.06    Contributions..................................................................................63

ARTICLE XIV - MISCELLANEOUS......................................................................................64
         14.01    Spendthrift Provision..........................................................................64
         14.02    Appointment of Person to Receive Payment.......................................................64
         14.03    Construction...................................................................................64
         14.04    Impossibility of Performance...................................................................65
         14.05    Definition of Words............................................................................65
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                                      (iii)
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         14.06    Titles.........................................................................................65
         14.07    Merger or Consolidation........................................................................65
         14.08    Execution of Agreement.........................................................................65
         14.09    Special Provisions for Certain Leased Employees................................................66
         14.10    USERRA.........................................................................................66
         14.11    Correction Methods.............................................................................66
         14.12    Writings.......................................................................................67

ARTICLE XV - DIRECT ROLLOVERS....................................................................................68
         15.01    Application of this Article....................................................................68
         15.02    Definitions....................................................................................68

ARTICLE XVI - MINIMUM DISTRIBUTION REQUIREMENTS..................................................................70
         16.01    General Rules..................................................................................70
         16.02    Time and Manner of Distribution................................................................70
         16.03    Required Minimum Distributions During Member's Lifetime........................................71
         16.04    Required Minimum Distributions After Member's Death............................................72
         16.05    Definitions....................................................................................72
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                                      (iv)
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                                    MASSBANK
                         EMPLOYEES' STOCK OWNERSHIP PLAN
                                       AND
                                 TRUST AGREEMENT

         The Trust Agreement dated the 16th day of April, 1986, creating the MASSBANK FOR SAVINGS Employee Stock Ownership Plan, as heretofore amended, is hereby amended and restated in its entirety as follows:

                         W I T N E S S E T H  T H A T:
T:

         WHEREAS, the Company has changed its name from MASSBANK for Savings to MASSBANK;

         WHEREAS, the Company recognizes the contribution being made to the successful operation of its business by its employees and desires to reward such contribution by maintaining an employee benefit plan for its employees;

         WHEREAS, the Plan and Trust Agreement was last amended on June 6, 1997;

         WHEREAS, the Company desires to amend and restate this Trust Agreement further to, among other things, comply with the requirements of GUST;

         WHEREAS, the Company also desires to amend this Trust Agreement further to reflect certain provisions of EGTRRA which are intended as good faith compliance with the requirements of EGTRRA and guidance thereunder and shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this restatement;

         WHEREAS, the Company wishes to amend and restate the Plan effective as of November 1, 2001 (except as otherwise provided herein and except with respect to EGTRRA amendments which shall be effective October 1, 2002) to reflect the change in its corporate name, changes in tax laws, and to make certain other changes;

         NOW, THEREFORE, the parties hereto, each in consideration of the covenants, agreements and declarations of the other, mutually covenant, agree and declare as follows:

                              ARTICLE I - THE TRUST

         1.01 Continuation of Trust. There is hereby continued the trust known as the "MASSBANK EMPLOYEES' STOCK OWNERSHIP TRUST." The Trustee shall receive any contributions paid to the Trust in cash or in other property, and all contributions so received, together with the income therefrom, shall be held, managed, and administered as a fund in trust pursuant to the terms of this Agreement. The Trustee hereby accepts the Trust created hereunder and agrees to perform the provisions of this Agreement on its part to be performed.

         1.02 Interpretation of Trust Agreement. The Trust has been stablished and is continued for the purpose of providing retirement and other benefits to the Employees of the Company in the form of deferred stock bonuses and is established for the exclusive benefit of the eligible Employees and their Beneficiaries. The Plan is hereby designated as an employee stock ownership plan within the meaning of Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code") and as such is designed to invest primarily in qualified employer securities. So far as possible, this Agreement shall be interpreted in a manner consistent with these purposes and with the intent of the Company that the Trust established hereunder shall satisfy those provisions of the Code and ERISA relating to exempt employees' trusts.

         1.03     Exclusive Benefit. Except as expressly authorized in Sections
1.04 and 4.03, in no event shall the corpus or income of the Plan be paid or diverted to the Company or be used for any purpose other than the exclusive benefit of the Members or their Beneficiaries; provided, however, that neither the use of qualifying employer securities held by the Plan as a pledge, as collateral or otherwise, to secure any ESOP Loan pursuant to Article XI nor any subsequent loss of such securities in connection with a default of such loan nor the use of any assets of the Trust

                                        3
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to pay interest on or to repay such loan pursuant to Article XI shall constitute a violation of this provision.

                            ARTICLE II - DEFINITIONS

         Whenever used herein, unless the context clearly indicates otherwise, the following words shall have the following meanings:

         2.01 "Account" means the account established and maintained for each Member pursuant to Article V.

         2.02 "Affiliated Company" means (a) a corporation which, together with the Company, is a member of a controlled group of corporations (as defined in Section 414(b) of the Code), (b) a trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the
Code) with the Company, (c) a corporation, partnership or other entity which, together with the Company, is a member of an affiliated service group (as defined in Section 414(m) of the Code) or (d) any other entity required to be aggregated with MASSBANK pursuant to regulations promulgated under Section 414(o) of the Code. For purposes of determining an Employee's Hours of Service, Years of Eligibility Service, Years of Vesting Service and the occurrence of a One-Year Break in Service, any period of employment with an Affiliated Company shall be deemed to be employment with the Company.

         2.03 "Agreement" means this Agreement as the same may be amended from time to time.

         2.04 "Allocation Date" means September 30 and any other date which the Committee in its sole discretion may select.

         2.05 "Beneficiary" means the person or persons designated pursuant to the provisions of Section 6.04 of this Agreement to receive distribution of such Member's share upon his death.

         2.06 "Board" means the board of directors of the Company in office from time to time.

         2.07 "Committee" means the ESOP Committee constituted under Article VIII of this Agreement in office from time to time.

         2.08 "Company" means MASSBANK, or any successor to all or a major portion of its business which adopts and continues the Plan and Trust pursuant to Section 10.05.

         2.09 "Compensation" of a Member for any period includes salaries, wages, bonuses, overtime and all other forms of direct remuneration paid to such Member by the Company for such period and shall include all amounts which would have been paid to the Member as Compensation but for an election by such Member under Section 125 or 401(k) of the Code, and effective October 1, 1998, any elections by such Member under Section 132(f) of the Code, but excludes contributions or benefits under this Plan and the Savings Banks Employees Retirement Association Pension Plan and any compensation paid prior to his Entry Date. A Member's Compensation for any Limitation Year shall not be taken into account for any purpose of the Plan, to the extent that such Compensation exceeds $160,000 (as adjusted by the Commissioner for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code). The foregoing Compensation limit shall be increased to $200,000 effective October 1, 2002. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, beginning in such calendar year over which compensation is determined (determination period). If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         On or after November 1, 1997, any prior references in this Plan to the family aggregation rule shall cease to apply.

         2.10 "Computation Period" for any Employee means each twelve consecutive month period beginning on the Employee's date of employment (or reemployment in the case of an

Employee who is reemployed after incurring one or more One-Year Breaks in Service) and any anniversary thereof.

         2.11 "Dividend Account" means the account established and maintained for each Member pursuant to Article V for the purpose of holding dividends paid by MASSBANK Corp. with respect to allocated shares of Stock held in the Trust. This Dividend Account shall be fully vested and nonforfeitable at all times.

         2.12 "Effective Date" means November 1, 2001 except as otherwise stated herein. The original effective date of the Plan is November 1, 1985.

         2.13 "Employee" means any person who is employed by the Company as a common law employee at the time such person's services are rendered to the Company, has federal income tax withheld by the Company at such times, and who receives a Form W-2 from the Company in the ordinary course with respect to such service. An Employee's employment shall be deemed to have commenced on the date on which he first performs an Hour of Service as an Employee. An individual classified by the Company as performing service in a nonemployee capacity (including, but not limited to, an individual classified as an independent contractor, or consultant) shall not be considered an "Employee" for purposes of the Plan (regardless of the status of the individual for income tax withholding or other purposes) for any period during which he is so classified even if such classification is later changed for any reason.

         2.14 "Entry Date" means the November 1, February 1, May 1 and August 1 of each Plan Year. Effective October 1, 2002, the term "Entry Date" means October 1, January 1, April 1 and July 1 of each Plan Year.

         2.15     "Hour of Service" means:

                  (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company or an Affiliated Company. These hours shall be credited to the Employee for the Computation Period or Periods in which duties are performed;

                  (b) Each hour for which an Employee is paid, or entitled to payment, by the Company or an Affiliated Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty or other leave of absence; provided that no more than 501 Hours of Service shall be credited under this paragraph with respect to any single continuous period of absence for which no duties are performed. Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by this reference;

                  (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliated Company. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph
(c). These hours shall be credited to the Employee for the Computation Period or Periods to which the award or agreement pertains rather than the Computation Period in which the award, agreement or payment is made; and

                  (d) Each hour for which an Employee is credited pursuant to Section 3.04;

                  (e) Solely for purposes of determining whether a One-Year Break in Service, as defined in Section 2.18, has occurred in a Computation Period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence: (i) by reason of the pregnancy of the individual; (ii) by reason of the birth of the child of the individual; (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual; or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The total number of hours treated as Hours of Service under this paragraph (e) by reason of any one such pregnancy or placement shall not exceed 501 hours. Hours of Service credited under this paragraph (e) shall be credited in the first Computation Period in which such crediting is necessary to prevent a One-Year Break in Service.

         2.16 "Limitation Year" means the twelve consecutive month period ending on September 30 of each year; except that the Limitation Year ending September 30, 1987 shall only cover an eleven consecutive month period.

         2.17 "Member" means any Employee who is eligible to participate in the Plan as determined under Article III of this Agreement.

         2.18 "One-Year Break in Service" means any Computation Period during which an Employee has not completed or been credited with more than 500 Hours of Service.

         2.19 "Plan" means the "MASSBANK EMPLOYEES' STOCK OWNERSHIP PLAN" as set forth herein, and as it may be amended from time to time. The Plan was previously named the "MASSBANK for Savings Employee Stock Ownership Plan."

         2.20 "Plan Year" means the fiscal year of the Trust, being the twelve consecutive month period ending on September 30 of each year, except that the Plan Year ending September 30, 2002 shall only cover an eleven consecutive month period.

         2.21     "Stock" means shares of the voting common stock of MASSBANK
Corp.

         2.22 "Trust" means the Trust fund created by this Agreement and held by the Trustee hereunder, including all income, profits and increments thereon.

         2.23 "Trustee" means the trustee herein named and any duly appointed successor trustee or trustees.

         2.24 "Year of Eligibility Service" for any Employee means each Computation Period during which the Employee is credited with at least 1,000 Hours of Service. All Years of Eligibility Service shall be included in determining an Employee's eligibility to participate in the Plan.

         2.25 "Year of Vesting Service" for any Employee means each Computation Period during which such Employee is credited with at least 1,000 Hours of Service. With respect to Years of Vesting Service (including Years of Vesting Service with Reading Savings Bank) credited to an Employee prior to the original Effective Date, only the lesser of five (5) or fifty percent (50%) of such prior Years of Vesting Service shall be included in determining an Employee's vested percentage under Section 6.05.

                            ARTICLE III - MEMBERSHIP

         3.01 Eligibility for Membership. Each Employee who was a Member on October 31, 2001 shall remain a Member on November 1, 2001. Each other Employee, including each future Employee, shall become a Member under the Plan on the Entry Date coincident with or next following the date on which he completes one
(1) Year of Eligibility Service. On and after July 1, 2002, each Employee shall become a Member under the Plan on the Entry Date coincident with or next following the date on which he attains age 21 and completes one (1) Year of Eligibility Service.

         3.02 Determination of Eligibility by the Committee. The determination of an Employee's eligibility for membership under the Plan shall be made by the Committee from the Company's records, and the Committee's decisions on these matters shall be conclusive and binding upon all persons.

         3.03 Duration of Membership. A Member shall continue as an active Member until his employment with the Company is terminated and, except as otherwise provided in Article V, shall cease to be an active Member entitled to share in contributions hereunder immediately upon such termination of employment. A former active Member shall once again become an active Member on the date on which he again becomes an Employee of the Company.

         3.04 Unpaid Leaves of Absence. In the case of an Employee who leaves the Company to enter the armed services of the United States of America and who returns to its employ at or before the expiration of ninety (90) days after the date on which he is first entitled to be released from active duty in the armed services (or at such later date as the Company may approve or as may be required by law) or an Employee who, with the approval of the Company and without pay, is absent from work on account of sickness, temporary disability, temporary layoff, jury duty, vacation or for any other similar reason, shall be credited by the Committee with the number of Hours of Service obtained by multiplying the number of hours in his regular work week immediately prior to the date such absence began by the duration (in weeks) of the absence. For purposes of granting leaves of absence and determining the number of credited hours, Employees in similar circumstances shall be treated alike in accordance with the standards set forth in Section
8.05. Nothing herein contained shall restrain the Company's right to terminate the employment of any Employee, whether or not during a leave of absence.

                           ARTICLE IV - CONTRIBUTIONS

         4.01 Company Contribution. For each Plan Year, the Company shall contribute to the Trust that amount of cash and/or that number of shares of Stock as may be voted by the Board as a regular contribution to the Trust. The amount of the Company contributions to the Trust for any Plan Year, when added to any contributions made with respect to that Plan Year under any other qualified plan to which the Company contributes, shall not exceed the maximum amount deductible for Federal income tax purposes for the Company's fiscal year beginning in the Plan Year with respect to which such contributions are made. Notwithstanding the foregoing, if the Plan borrows money to acquire shares of Stock, the Company may contribute cash to the Plan at such times and in such amounts as are necessary to enable the Plan to meet its obligations under any such loan. In the event that any contribution made by the Company is in excess of the maximum amount deductible for Federal income tax purposes for the Company's fiscal year beginning in the Plan Year, such excess contribution shall be carried over to a subsequent fiscal year of the Company when it can be deducted from the Company's income.

         4.02 Payment of Contributions. The contributions made by the Company to the Trust for each Plan Year shall be paid into the Trust at such time or times as the Company determines but not later than the time required by law in order for the Company to obtain a deduction of the amount of such payment for Federal income tax purposes.

         4.03 Reversion of Certain Contributions. Except as otherwise expressly provided in Section 4.01, all contributions made by the Company pursuant to Sections 4.01 shall be made upon the condition that such contributions are fully deductible for Federal income tax purposes. In the event that any such deduction is disallowed in whole or in part, then the Company may direct the Trustee to return such contribution (to the extent disallowed) to the Company at any time within the twelve (12) month period commencing on the date of disallowance. In the event the Company shall make a contribution hereunder on the basis of a mistake of fact, the Company may direct the Trustee to return such contribution to the Company at any time within the twelve (12) month period commencing on the date of contribution.

         4.04 Member's Contributions. Contributions by Members shall not be permitted.

                         ARTICLE V - MEMBERS' ACCOUNTS

         5.01 Maintenance of Accounts. At the direction of the Committee, the Trustee shall maintain a book Account for each Member for the purpose of recording his interest in the Trust. The Account of each Member shall be credited as of each Allocation Date with such Member's share of Company contributions, his share of any forfeitures, and his share of the net increase or decrease in the Trust assets by reason of any changes in the value of the Trust assets other than Stock, any earnings on the Trust assets, and any expenses charged against the Trust. Each Member's Account shall be in two parts (Part A and Part B). Part A shall consist of that number of shares representing the Member's share of the Stock (other than Stock held in a suspense account pursuant to Article XI) held by the Trust, and Part B shall consist of that number of dollars representing the Member's share of the other assets of the Trust. In maintaining the Accounts of Members and the parts thereof, the Committee shall direct the Trustee to adopt such accounting methods or make such equitable adjustments as the Committee determines to be necessary or appropriate as long as such methods or adjustments are consistent with the standards set forth in this Agreement. The Committee shall direct the Trustee to maintain adequate records of the cost basis of all shares of Stock allocated to each Member's Account. In the event that Trust assets other than Stock are used to acquire Stock, the Committee shall direct the Trustee to debit Part B of the Account of each Member and to credit the acquired Stock to Part A of the Account of each Member in proportion to such Member's share of the assets so used. In the event Stock is disposed of in return for such other assets, the Committee shall direct the Trustee to debit Part A of the Account of each Member and to credit the acquired assets to Part B of the Account of each Member in proportion to such Member's share of the disposed Stock. Notwithstanding the foregoing, the Committee shall direct the Trustee to maintain a Dividend Account for each Member to which shall be allocated each Member's share of dividends paid by MASSBANK Corp. on and after August 1, 2002 with respect to allocated shares of Stock held in the Trust.

         5.02 Compensation Schedule. As soon as practicable after the end of each Limitation Year, the Company shall deliver to the Trustee a schedule showing the name of each Member (a) who was an Employee on the last day of the Limitation Year and who was credited with at least 1,000 Hours of Service during such Limitation Year, or (b) who retired, became disabled or died (within the meaning of Section 6.02 to 6.04) during such Limitation Year, and opposite the name of each such Member the amount of Compensation paid to him during such Limitation Year. The schedule shall also contain such other information as the Trustee may reasonably require for the proper administration of the Plan and Trust.

         5.03 Allocation of Company Contributions. Upon receiving the total regular and supplemental contributions made by the Company for the Limitation Year and the schedule required to be furnished to the Trustee pursuant to
Section 5.02, and after the Account balances of the Members have been adjusted as provided in Section 5.06 and forfeitures determined and allocated under
Section 5.04, the Trustee shall allocate a portion of the sum of Company contributions to the Account of each Member listed on said schedule, which amount shall bear the same ratio to the sum of Company contributions as the Compensation of each Member shown on said schedule bears to the total Compensation listed for all such Members.

         5.04 Allocation of Forfeitures. Any amounts forfeited by Members pursuant to Section 6.05(d) shall be allocated, as of the end of each Limitation Year, to the Accounts of Members who are entitled to share in the Company contributions for such Limitation Year on the same basis as that described in
Section 5.03 for the allocation of the Company contributions to the Trust.

         5.05 Valuation of Assets Other than Stock. As of each Allocation Date, the Trustee shall determine the total net worth of the Trust assets (other than Stock) by evaluating all of such assets and its liabilities (other than liabilities covered by Article XI) as of that date, but excluding from the assets (a) the amount of the contributions made by the Company with respect to the period which includes said Allocation Date, and (b) any dividends on allocated shares of Stock which accrued after the preceding Allocation Date ("Current Dividends"). In determining the net worth of such Trust assets, the Trustee shall value such Trust assets at their fair market value and shall determine the fair market value of assets with no readily ascertainable market value on any reasonable basis it deems appropriate. There shall be included as of the Allocation Date, without implied limitation, income on hand, income accrued, dividends payable but not paid, and uninvested cash, whether income or principal; and there shall be deducted as of the Allocation Date, without implied limitation, liabilities accrued (other than liabilities covered by Article XI). A determination by the Trustee of the fair market value of any of the Trust assets, or of the net worth of said Trust assets, shall be conclusive and binding upon all persons.

         5.06 Allocation of Trust Assets Other than Stock. The net worth of such Trust assets as determined on each Allocation Date pursuant to Section 5.05 shall be compared with the total of all amounts standing to the credit of Part B of the Accounts all Members of the Plan, as of such Allocation Date, excluding from Part B of the Accounts of said Members any Current Dividends and any amounts credited from the contributions of the Company with respect to the period ending with said Allocation Date. The excess or deficiency of such net worth as so compared with the total Part B account balances of the Accounts of all Members shall be credited or charged to Part B of the Accounts of all such Members in the proportion that each such Part B account balance bears to the total of all such Part B account balances. After the adjustments described above, Current Dividends, if any, shall be credited to the Part B of the Account of each Member in the same proportion as the number of shares of Stock credited to Part A of his Account, exclusive of Stock credited from the contributions of the Company with respect to the period ending with said Allocation Date, bears to the total number of such shares credited to Part A of the Accounts of all Members. Notwithstanding the foregoing, effective August 1, 2002, Current Dividends shall be credited to the Dividend Account of each Member. Prior to the time that the Current Dividends are reinvested in shares of Stock or distributed in cash to Members, they shall be invested in a short-term money market vehicle or other similar cash equivalents.

         5.07 Dividends on Stock. At the sole discretion of the Company, dividends on allocated shares of Stock held under the Trust on the record date may be (a) paid in cash directly to the Members, (b) paid to the Trustee and distributed in cash to the Members no later than 90 days after the close of the Plan Year in which paid, or (c) paid to the Trustee and allocated to the Members' Accounts as provided in Section 5.06. Effective October 1, 2002, Members may elect to receive the Current Dividends allocated to their Dividend Accounts in cash within 90 days after the close of the Plan Year in which paid, or reinvested in shares of Stock. A Member who fails to make an affirmative dividend election shall be deemed to have elected to reinvest the Current Dividends in shares of Stock. If any dividend on allocated shares of Stock is to be distributed in cash to the Members, the Committee shall direct the Trustee to follow the provisions of Section 5.06 in determining the amount of cash which is to be distributed to each Member. Dividends on unallocated shares of Stock held under the Trust on the record date shall be paid to the Trustee and applied towards payments on an ESOP Loan described in Article XI.

         5.08 Distributions and Forfeitures. Whenever the Trustee shall make any distribution to or in behalf of a Member in accordance with the provisions of Article VI, such Member's Accounts shall be charged with the amount of such distribution. Whenever a Member shall forfeit all or any portion of the amount standing to the credit of his Accounts in accordance with the provisions of
Section 6.05, such Member's Accounts shall be charged with the amount of such forfeiture.

         In the event that a Member forfeits a portion of his Accounts pursuant to Section 6.05(d), such forfeiture shall be made with respect to the various types of assets in his Accounts on the following basis:

                  (a) such forfeiture shall first be made with respect to assets other than Stock, if any;

                  (b) to the extent that such forfeiture exceeds the amount of assets available under (a), it shall next be made with respect to Stock, if any, which had not been released to the Member's Accounts from a Suspense Account established pursuant to Article XI; and

                  (c) to the extent that such forfeiture exceeds the amount of assets available under (a) and (b), it shall be made with respect to any other Stock credited to the Member's Accounts.

         5.09 Limitations on Allocations. Notwithstanding anything hereinabove to the contrary, the amount credited to the Account of any Member for any Limitation Year pursuant to Section 5.03 (dealing with Company contributions), or this Section 5.09 or as a forfeiture pursuant to Section 5.04 shall be reduced to the extent that such amount would cause

                  (a) the amount of such Member's nondeductible contributions under any other qualified plan maintained by the Company or any affiliate (within the meaning of Sections 414(b), (c), (m) and (o) of the Code and subject to Section 415(h) thereof), plus

                  (b) the Company contributions and the forfeitures credited to the accounts of such Member under the Plan and any other defined contribution plan maintained by the Company or any affiliate (within the meaning of Sections 414(b), (c), (m) and (o) of the Code and subject to Section 415(h) thereof) for such Limitation Year to exceed the lesser of

                           (A)      $30,000 ($40,000 on and after October 1,
                  2002) as adjusted pursuant to Section 415(d) of the Code, or

                           (B) twenty-five percent (25%) (100% on and after October 1, 2002) of such Member's compensation (within the meaning of Section 415 of the Code and the regulations promulgated thereunder) from the Company and each such affiliate for such Limitation Year.

         Any reductions required pursuant to the foregoing limitations shall be made first with respect to the Member's voluntary contributions made under such other qualified plan, and such reductions shall be returned to the Member. If an additional reduction must be made with respect to amounts allocated under this Plan, such reduction shall be made against the Company contributions and forfeitures allocated to the Member's Account. The amount of such reduction shall be allocated and credited pursuant to the procedures outlined in Section
5.04 above as of the end of the Limitation Year to the Accounts of remaining Members exclusive of any other Member for whom a reduction in the Company contributions and forfeitures for such Limitation Year has been required pursuant to this Section 5.09. Any amount which cannot be allocated pursuant to the preceding sentence shall be held unallocated by the Trustee and shall be treated as if it were a forfeiture to be allocated pursuant to Section 5.04 with respect to the succeeding Limitation Year.

         Notwithstanding the foregoing, if no more than one-third (1/3) of the Company contributions for any Limitation Year are allocated to the group of Members consisting of Highly Compensated Employees (within the meaning of Section 414(q) of the Code), Company contributions applied to the repayment of interest on such ESOP Loan (as defined in Article XI) and forfeitures of Stock acquired with the proceeds of such loan allocated to a Member's Account shall be disregarded in determining the maximum amount that can be allocated to his Account under this Section 5.11.

         In addition, prior to October 1, 2000, the sum for each Limitation Year of such Member's defined benefit plan fraction and his defined contribution plan fraction to exceed 1.0. As used in the preceding sentence, "defined benefit fraction" means for any Limitation Year a fraction determined at the close of such year, the numerator of which is the projected annual benefit of the Member under the Company's defined benefit plan or any other defined benefit plan maintained by an affiliate and the denominator of which is the lesser of (1)
1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year, or (2) 1.40 multiplied by the limitation in effect under
Section 415(b)(1)(B) of the Code for such year, and "defined contribution plan fraction" means for any Limitation Year a fraction determined at the close of such year, the numerator of which is the sum of the annual additions to the Member's accounts under this Plan and under any other defined contribution plan maintained by the Company or an affiliate and the denominator of which is the sum of the lesser of the following amounts determined for such year and all prior years of service with the Company: (i) 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year, or (ii) 1.40 multiplied by twenty-five percent (25%) of the Member's compensation for such year. Any reduction required by this paragraph shall be made in the defined benefit plan. For Limitation Years beginning on or after October 1, 2000, the provisions of Section 415(e) of the Code shall cease to apply.

         On and after the Limitations Year beginning on or after October 1, 1998, the definition of "compensation" as used in subsection (B) above shall include any elective contribution to a Section 401(k) plan or amounts deferred by the Member pursuant to Section 125 or 132(f) of the Code.

                             ARTICLE VI - BENEFITS

         6.01 Restrictions on Payments and Distributions. No shares of Stock or other property of the Trust shall be paid out or distributed by the Trustee except (a) for the purchase or other acquisition of Stock or other appropriate investments, (b) for defraying the expenses, including taxes, if any, of administering the Trust as elsewhere provided herein, (c) for the repayment of loans or indebtedness or satisfaction of obligations incurred in connection with loans made to the Trust or indebtedness incurred by it, (d) for the purpose of making distributions to or for the benefit of Members in accordance with the provisions of this Article VI, or (e) for the return of Company contributions pursuant to Sections 4.03.

         All benefits payable under the Plan shall be paid or provided for solely from the Trust, and the Company, Committee and Trustee assume no liability or responsibility therefor.

         6.02 Retirement. Upon retirement of a Member, which shall be deemed to mean any termination of his employment with the Company at or after (a) his attainment of age sixty-five (65), or (b) his attainment of age sixty (60) and completion of five (5) Years of Vesting Service, for a reason other than the death of such Member, the Committee shall direct the Trustee to distribute, in accordance with the provisions of Section 6.07, the full amount standing to the credit of such Member's Account and Dividend Account. A Member shall become fully vested in his Account upon the earlier of his attainment of age sixty-five
(65), or his attainment of age sixty (60) and completion of five (5) Years of Vesting Service.

         6.03 Disability Retirement. If a physician appointed or approved by the Committee shall determine that a Member is unable to continue in the employ of the Company by reason of illness or mental or physical incapacity, the Committee shall direct the Trustee to distribute, in accordance with the provisions of Section 6.07, the full amount standing to the credit of such Member's Account and Dividend Account. The determination of such a physician as to whether a Member has become ill or incapacitated so as to become unable to continue in the employ of the Company shall be conclusive and binding upon all persons.

         6.04     Death Benefits.

                  (a) Upon the death of any Member who has a surviving spouse, the Committee shall direct the Trustee to distribute the full amount standing to the credit of such Member's Account and Dividend Account to the Member's surviving spouse, unless the exception provided by paragraph (b) of this Section 6.04 applies.

                  (b) The requirement of paragraph (a) of this Section 6.04 shall not apply if (i) the Member elects to designate a Beneficiary other than his spouse and (A) his spouse consents to such election in a writing that acknowledges the effect of the election, (B) such election designates a Beneficiary which may not be changed without the consent of the spouse (or the consent of the spouse expressly permits designations by the Member without any requirement of further consent by the spouse), and (C) the spouse's consent acknowledges the effect of the election and is witnessed by a notary public or a representative of the Plan, or (ii) it is established to the satisfaction of the Committee that the consent of the surviving spouse could not have been obtained because there is no spouse, because the spouse cannot be located, or because of other circumstances prescribed by regulations under Section 417(a)(2) of the Code.

         A former spouse shall be treated as a surviving spouse to the extent benefits must be paid to such former spouse upon the Member's death pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code), except that no consent shall be required from such former spouse with respect to the designation of a Beneficiary to receive benefits not subject to said order.

                  (c)      If, and only if, a Member is permitted under this
Section 6.04 to designate a Beneficiary other than his surviving spouse, then such Member's Account and Dividend Account shall be distributed in accordance with this paragraph (c) of Section 6.04. Such a Member shall have the right to designate one or more Beneficiaries, including contingent Beneficiaries, entitled to receive the amount payable in behalf of such Member under the provisions of this Plan in the event of death. Such designation shall be made in writing in such manner as the Committee shall determine. A Member may change such designation from time to time, and may revoke such designation, provided, however, that any subsequent designation must meet the requirements of this
Section 6.04. Upon the death of any Member, the Committee shall distribute, for the benefit of such Member's Beneficiaries and in accordance with the provisions of Section 6.07, the full amount standing to the credit of the Member's Account. If a Member dies without having designated a Beneficiary, or if none of the designated Beneficiaries survives the Member, or if the Committee is in doubt as to the effective status of a Beneficiary designation, all amounts payable in behalf of the Member shall be distributed to:

                  (a)      his spouse,

                  (b)      his natural and adopted children, per stirpes,

                  (c)      his parents, in equal shares,

                  (d)      his brothers and sisters, in equal share,

                  (e)      his executors and administrators.

The amount payable shall be paid to the first-named person surviving the Member or class with one or more persons surviving the Member, in the order named, to the exclusion of all subsequently-named persons and classes. If a Beneficiary entitled to receive any amount payable on behalf of a Member under the Plan dies prior to having received the entire amount, the undistributed balance, together with any accumulated interest thereon, shall be distributed to the estate of such Beneficiary in accordance with Section 6.07.

         6.05     Termination of Employment Prior to Retirement or Death.

                  (a) If a Member's employment with the Company is terminated under circumstances other than as provided in Sections 6.02 through 6.04, such Member shall be entitled to a benefit equal to the amount standing to the credit of his Dividend Account and a percentage of the amount standing to the credit of his Account, which percentage shall be based upon his Years of Vesting Service and determined in accordance with the following table:

    Years of                        Percentage
 Vesting Service                    of Account
 ---------------                    ----------
   Less than 1                           0%
        1                               10%
        2                               20%
        3                               30%
        4                               40%
        5                               60%
        6                               80%
        7                              100%

         A Member absent from the employ of the Company on an absence with respect to which he is credited with Hours of Service pursuant to Section 3.04 shall not be considered to have terminated his employment for purposes of this Section.

         (b) The benefit determined in accordance with the provisions of this Section 6.05 shall never be adjusted or altered in any fashion on account of any Years of Vesting Service which the Member completes upon any reemployment with the Company, except as provided in Section 6.06.

         (c) The determination of the amount to which such Member is entitled in accordance with this Section 6.05 shall be made by the Committee and communicated to the

Trustee, and the Committee's determination shall be conclusive and binding upon all persons. Distribution of such benefit shall be made in accordance with the provisions of Section 6.07.

         (d) Any amounts standing to the credit of a Member's Account to which he is not entitled at the time of his termination of employment shall be forfeited by him upon the earlier of the payment of the full amount to which such Member is entitled under the Plan or the occurrence of five (5) consecutive One-Year Breaks in Service by such Member. For purposes of the preceding sentence, a terminated Member who is not entitled to receive any portion of his Account under the Plan shall be deemed to have received the entire amount to which he is entitled on the date his employment terminates and shall forfeit his entire Account as of that date. Amounts forfeited pursuant to this paragraph shall be allocated to the Accounts of remaining Members in accordance with the provisions of Section 5.04 as of the end of the Limitation Year in which termination of employment occurs.

         6.06 Reemployment. If a terminated Member is reemployed by the Company, he shall again become a Member upon reemployment pursuant to Section
3.03. All future Company contributions on his behalf shall be credited to his Account, and all his prior Years of Vesting Service shall be restored for the purpose of calculating the vested portion of such Account.

         If such a terminated Member was not 100% vested under Section 6.05(a) at the time of his prior termination, the following special provisions shall apply:

                  (a) If such a terminated Member is reemployed after incurring five (5) or more consecutive One-Year Breaks in Service, he shall have no right to the previously forfeited portion of his Account, and any undistributed vested portion of his Account shall be held in a separate (fully vested) account until such Member becomes 100% vested under Section 6.05(a) whereupon such separate account shall be merged with the Account otherwise maintained for him.

         (b) If such a terminated Member is reemployed before incurring five (5) consecutive One-Year Breaks in Service, the full amount, if any, which was forfeited from his Account as a result of his prior termination shall be restored to his Account as of the last day of the Limitation Year which contains the date of reemployment. In order to effect the restoration of previously forfeited amounts to a Member's Account, the Committee shall have the authority to direct the Trustee to use any unallocated amounts for said purpose. In making such restoration, the Committee shall direct the Trustee to first utilize any available forfeitures, and then Company contributions. If such a terminated Member had previously received a distribution of all or any part of the vested portion of his Account, the vested portion of his Account shall thereafter be determined by (i) adding the amount previously distributed to his current account balance, (ii) multiplying the resulting sum by his current vesting percentage and (iii) subtracting from the resulting product the amount previously distributed.

         6.07     Manner and Timing of Distributions.

                  (a) Whenever a Member's Account and Dividend Account become distributable pursuant to Sections 6.02 through 6.05 hereof to such Member or his Beneficiary, distribution of said Accounts shall be made by the payment of the full amount distributable in one lump sum, in cash or in shares of Stock or partially in cash and partially in shares of Stock as selected by such Member or his Beneficiary in writing; provided, however, that the Committee shall direct the Trustee to distribute cash in lieu of fractional shares. Distributions shall generally be processed as of the end of each calendar quarter with respect to terminated Members (or Beneficiaries in the case of deceased Members) who have returned their distribution forms to the

Committee at least 15 days (or such shorter period permitted by the Committee) prior to the end of the calendar quarter. If cash is to be distributed in lieu of shares of Stock, the Trustee may either sell such shares at fair market value to MASSBANK Corp. or on the open market and distribute the cash proceeds (net of selling expenses) or utilize cash already held in the Trust.

                  (b) Whenever during any Plan Year, the amount standing to the credit of a Member's Accounts become distributable pursuant to Sections 6.02 through 6.05, the Committee shall direct the Trustee to distribute the vested portion of the Member's Accounts within a reasonable time after such separation of service or death. Such distributions may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                           (i) the Committee clearly informs the Member that the Member has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                           (ii) the Member, after receiving the notice, affirmatively elects a distribution.

                  (c) Notwithstanding any provision elsewhere herein to the contrary, in order to comply with Sections 401(a)(9), 401(a)(14), 411(a)(11), 414(p) and 417 of the Code, the following provisions shall apply:

                           (i) If a Member's aggregate account balances to be distributed upon disability or severance under Section 6.03 or 6.05 are greater than $5,000 ($3,500 before July 1, 2002) , such Accounts shall not be distributed in whole or in part until the

         Member attains age sixty-five (65), dies, or requests the distribution in writing, whichever is earliest.

                           (ii) Distribution of benefits to a Member who attains age 70 1/2 after January 1, 2003 shall begin no later than the April 1 next following the calendar year in which such Member (A) attains age 70 1/2 or (B) terminates employment with the Company, whichever is later (the "Required Beginning Date"). Clause (B) shall not apply in the case of a Member who is a "Five Percent Owner" at any time during the Plan Year ending in the calendar year in which the Member attains age 70 1/2. If the Member becomes a Five Percent Owner during any subsequent Plan Year, the required distribution date shall be April 1 of the calendar year following such Plan Year. For purposes of this subsection, a Five Percent Owner is defined in Section 416(i)(1)(B)(i) of the Code.

                           (iii) Distribution of benefits to a Member who attained age 70 1/2 before January 1, 2003 shall begin no later than the April 1 next following the calendar year in which such Member attains age 70 1/2; provided, effective as of January 1, 1996, a Member who is not a Five Percent Owner may elect to defer distribution of benefits until after his termination of employment with the Company.

                           (iv) If a Member dies before his entire interest has been distributed to him as provided in this Article VI, his entire interest shall be distributed by December 31 of the year containing the fifth anniversary of the Member's death. Notwithstanding the foregoing, in the case of a Member who had begun distributions under Section 6.07(c)(ii) or (iii), upon the Member's death distributions shall be made at least as rapidly as they were being made to the Member.

                           (v) In no event (unless the Member otherwise consents in writing) shall the distribution of a Member's account begin later than the sixtieth (60th) day after the close of the Plan Year in which the later of the following events occurs:

                                    (A)      the Member's sixty-fifth (65th)
                  birthday; or

                                    (B)      the tenth (10th) anniversary of the
                  date on which the Member first became a Member; or

                                    (C)      the Member's termination of
                  employment with the Company.

                  (vi) If, and to the extent that, any portion of a Member's Account is payable to a former spouse or dependent pursuant to a qualified domestic relations order within the meaning of Sections 401(a)(13)(B) and 414(p) of the Code, the provisions of said order shall govern the distribution thereof. Distribution may be made to the alternate payee under a qualified domestic relations order with respect to the Member prior to the time such Member's Account otherwise becomes distributable if such Member would have been entitled to receive such amount under this Article VI had he terminated employment with the Company.

         6.08 Discharge of Trustee's Obligations to Make Payment. Whenever the Trustee is required to make any payment or payments to any person in accordance with the provisions of this Article VI or Article VII, the Committee shall notify the Trustee in writing of such person's last known address as it appears in the Company's records; and the obligation of the Trustee to make such payment or payments shall be fully discharged by mailing the same to the address specified by the Committee.

         6.09     Special Distribution from Account and Dividend Account.

                  (a) For the first Plan Year in which a Member attains age 55 and completes at least 10 years of Plan membership, and for the five (5) succeeding Plan Years, such Member may elect to receive an amount from his Account and Dividend Account not exceeding his Diversified Investment Amount determined as of the end of the Plan Year. Such election must be filed in writing with the Committee during the 90 day period immediately following the end of the Plan Year to which it relates.

                  (b) For purposes of (a) above, a Member's Diversified Investment Amount for each Plan Year is equal to (i) 25% of the sum of (A) the portion of the Member's account balances as of the end of the Plan Year attributable to Stock acquired by the Plan after December 31, 1986, and (B) amounts previously distributed to the Member pursuant to this Section 6.09, minus (ii) amounts previously distributed to the Member pursuant to this Section
6.09. The portion of the Member's account balance attributable to Stock acquired by the Plan after December 31, 1986 shall be determined by multiplying the number of shares of Stock held in his Account and Dividend Account by a fraction the numerator of which is the number of shares of Stock acquired by the Plan after December 31, 1986 and allocated under the Plan to the Accounts and Dividend Accounts of all Members (not to exceed the number of shares held under the Plan as of the end of the Plan Year) and the denominator of which is the total number of shares of Stock allocated under the Plan to the Accounts and Dividend Accounts of all Members as of the end of the Plan Year.

                  (c)      Any distribution required to be made under this
Section 6.09 shall be made no later than 180 days after the end of the Plan Year to which such distribution relates.

                  (d) Notwithstanding anything to the contrary above, 50% shall be substituted for 25% in (b)(i) above for the last Plan Year for which the Member may make an election under this Section 6.09.

                  (e) Notwithstanding anything to the contrary above, if the fair market value (determined as of the date immediately preceding the first day a Member is eligible to make an election under (a) above) of the portion of a Member's account balance attributable to Stock acquired by the Plan after December 31, 1986 is $500 or less, then the provisions of this Section 6.09 shall not be applicable to such Member and he shall not be eligible to receive a distribution from his Account and Dividend Account pursuant to this Section 6.09.

                    ARTICLE VII - AMENDMENT AND TERMINATION

         7.01 Right to Amend or Terminate. The Company reserves the right at any time and from time to time to amend this Agreement, or discontinue or terminate the Plan and Trust by delivering to the Trustee a copy of an amendment or appropriate Board's resolution of discontinuance or termination certified by an officer of the Company. In addition, the Committee may amend the claims procedures of Section 8.10 provided such amendment does not adversely affect the qualified status of the Plan under Code Section 401(a). Notwithstanding the foregoing, and except as provided in Section 7.02, neither the Company nor the Committee shall have any power to amend or terminate this Agreement in such manner as would cause or permit any of the Trust assets to be diverted to purposes other than for the exclusive benefit of the Employees of the Company or their Beneficiaries or would cause a reduction in the amount theretofore credited to any Member's Account and Dividend Account or would cause or permit any portion of the Trust assets to revert to or become the property of the Company; and provided further that the rights and responsibilities of the Trustee with respect to the Trust assets shall not be altered in any manner without its written consent.

         7.02 Amendment for Tax Exemption. The Company reserves the right to amend this Agreement and the Plan and Trust hereunder in such manner as may be necessary or advisable so that said Trust may qualify and continue to qualify as an exempt employees' trust under the provisions of the Code as now in force or as it may hereafter be changed or amended; and any such amendment may be made retroactively.

         7.03 Liquidation of Trust in Event of Termination. In the event of termination or partial termination (within the meaning of Section 411(d)(3) of the Code) of this Plan and Trust, or complete discontinuance of contributions thereto by the Company, the rights of all Members (or, in the case of a partial termination, the Members affected thereby) to amounts theretofore credited to their accounts shall be fully vested and nonforfeitable. In the event of such termination, partial termination or discontinuance, the Trustee shall hold the assets of the Trust in accordance with the provisions of the Plan and distribute such assets from time to time to Members entitled thereto in accordance with such provisions; provided that the Committee in its discretion may direct the Trustee to apply the amount standing to the credit of an affected Member's Account and Dividend Account for his benefit, in accordance with
Section 6.07, at any time after such termination, partial termination or discontinuance but prior to the time when such Member would otherwise become entitled thereto under the Plan. In the event that the Company shall terminate the Trust at any time prior to the complete distribution of all property held by the Trustee pursuant to such provisions, the Trustee shall (a) pay the liabilities, if any, of the Trust; (b) value the remaining assets of the Trust as of the date of termination and adjust the Accounts of the Members in accordance with Sections 5.05 and 5.06; and (c) distribute the assets of the Trust in Stock or partly in Stock and partly in cash to and among the Members in liquidation in proportion to the amounts standing to the credit of their respective Accounts and Dividend Accounts under the Trust as of the termination date.

         7.04 Termination of Plan and Trust. This Agreement and the Plan and Trust hereunder shall in any event terminate whenever all property held by the Trustee shall have been distributed in accordance with the terms hereof.

                   ARTICLE VIII - ADMINISTRATION OF THE PLAN

         8.01 Named Fiduciaries. The named fiduciaries with respect to the Plan shall be the Company, the Committee and the Trustee. The responsibilities of the named fiduciaries shall be allocated as provided herein, and each such fiduciary shall have only those responsibilities and obligations that are specifically imposed upon it by this Trust Agreement. It is intended that each of the named fiduciaries shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and shall not be responsible for any act or omission of any other fiduciary. The Company and the Committee, as named fiduciaries, shall be entitled to delegate all or any part of their fiduciary responsibilities and obligations to any other person or entity. In the event of any such delegation, (a) the named fiduciary shall not be liable for any act or omission of the person to whom the responsibility has been delegated as long as the selection and retention of such person is prudent and (b) the person to whom the fiduciary powers and obligations are delegated shall be responsible only for the proper exercise of the powers, duties, responsibilities and obligations that have been specifically delegated to him.

         8.02 Appointment of Committee. The Company shall appoint a Committee of three (3) or more persons, any or all of whom may be officers or Employees of the Company or any other individuals, to be known as an "ESOP Committee." The Committee is the Plan Administrator for all purposes of ERISA. The members of the Committee shall serve at the pleasure of and may be removed by the Company. Vacancies in the Committee arising by resignation, death, removal or otherwise shall be filled by the Company. The number of members of the Committee shall be as designated by the Company from time to time. The Trustee shall accept and may rely upon a certification by the Company as to the number and identity of the individuals comprising the Committee from time to time.

         8.03 Powers of Committee. The Committee is hereby vested with all the discretionary powers and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan and Trust as herein provided, and is authorized to make such rules and regulations as it may deem necessary or desirable to carry out the provisions of the Plan and Trust. The Committee shall determine, in its sole discretion, any question arising in the administration, interpretation and application of the Plan and Trust, including, without limitation, any questions of fact and any questions submitted by the Trustee on a matter necessary for it properly to discharge its duties; and the decision of the Committee shall be conclusive and binding on all persons.

         8.04 Action by Committee. The Committee shall act by a majority of its members at the time in office and such action may be taken by vote at a meeting or in writing without a meeting. The Committee may by such majority action authorize any one or more of its members, or any other person, to execute any direction or document or take any other action on behalf of the Committee, and in such event any one of the members of the Committee may certify in writing to the Trustee or any other person the taking of such action and the name or names of the persons so authorized, including himself. The execution of any direction, document, or certificate in behalf of the Committee by any of its members shall constitute his certification of his authority with respect thereto, and the Trustee or other person shall be protected in accepting and relying upon any such direction, document, or certificate and is released from inquiry into the authority of any of the members of the Committee.

         8.05 Discretionary Action. Wherever under the provisions of this Plan the Committee is given any discretionary power or powers, such power or powers shall not be exercised in such manner as to cause any discrimination in favor of or against any Employee or class of Employees.

         8.06 Evidence on Which Committee May Act. In taking any action or determining any fact or question which may arise under this Plan and Trust, the Committee may, with respect to the affairs of any the Company or its Employees, rely upon any statement by the Company with respect thereto. In the event that any dispute may arise regarding the distribution of any sums or regarding any act to be performed by the Committee or the Trustee, the Committee may in its sole discretion direct that such distribution be retained or postponed or direct the postponement of the performance of such act until actual adjudication of such dispute shall have been made in a court of competent jurisdiction, or until the Company, the Committee or the Trustee shall have been indemnified against loss to the satisfaction of the Committee; provided, however, that in the event of any such dispute, the Committee may rely upon and act in accordance with any directions received from the Company.

         8.07 Employment of Agents. The Committee may employ agents, including, but not limited to, custodians, accountants, consultants or attorneys, to exercise and perform such of the powers and duties of the Committee hereunder as the Committee may delegate to them, and otherwise to render such services to the Committee as the Committee may determine, and the Committee may enter into agreements setting forth the terms and conditions of such service. The compensation of such agents shall be an expense chargeable in accordance with Section 8.08. The Committee shall be fully protected in delegating any such power or duty to, or in acting upon the advice of, any such agent, in whole or in part, and except as may be required by Federal law, shall not be liable for any act or omission of any such agent, the Committee's only duty being to use reasonable care in the selection and retention of any such agent.

         8.08 Compensation and Expense of Committee. The members of the Committee shall serve without compensation for services as such, but all expenses of the Committee, shall be paid by the Trust; provided, the Company, in its sole discretion, may elect to pay all or any portion of such expenses. Such expenses shall include any expenses incident to the functioning of the Trust, including but not limited to attorneys' fees and the compensation of other agents, accounting and clerical charges, expenses, if any, of being bonded as required by ERISA, and other costs of administering the Plan and Trust.

         8.09 Indemnification. The Company shall indemnify and hold harmless each member of the Committee from and against any and all claims, losses, damages, expenses (including reasonable attorneys' fees approved by the Company), and liability (including any reasonable amounts paid in settlement with the Company's approval), arising from any act or omission of such member, except with respect to a matter as to which such member shall have been judicially determined (or determined by the majority vote of disinterested members of the Board in the event such matter shall have been compromised or settled) not to have acted in good faith in the reasonable belief that the action or omission of such member was in the best interest of the Members and Beneficiaries of the Trust.

         8.10     Claims Procedure.

                  (a) If a Member, Beneficiary, alternate payee, or their authorized representative (hereinafter the "Claimant") asserts a right to a benefit under the Plan which has not been received, the Claimant must file a claim for such benefit with the Committee on forms provided by the Committee. The Committee shall render its decision on the claim within 90 days after its receipt of the claim.

         If special circumstances apply, the 90-day period may be extended by an additional 90 days; provided, written notice of the extension is provided to the Claimant during the initial 90-day period and such notice indicates the special circumstances requiring an extension of time and the date by which the Committee expects to render its decision on the claim.

         If the Committee wholly or partially denies the claim, the Committee shall provide written notice to the Claimant within the time limitations of the immediately preceding paragraph. Such notice shall set forth:

                           (i) the specific reasons for the denial of the claim;

                           (ii) specific reference to pertinent provisions of the Plan on which the denial is based;

                           (iii) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary;

                           (iv) a description of the Plan's claims review procedures, and the time limitations applicable to such procedures; and

                           (v) a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA if the claim denial is appealed to the Committee and the Committee fully or partially denies the claim.

                  (b) A Claimant whose application for benefits is denied may request a full and fair review of the decision denying the claim by filing, in accordance with such procedures as the Committee may establish, a written appeal which sets forth the documents, records and other information relating to the claim within 60 days after receipt of the notice of the denial from the Committee. In connection with such appeal and upon request by the Claimant, a Claimant may review (or receive free copies of) all documents, records or other information relevant to the

Claimant's claim for benefit, all in accordance with such procedures as the Committee may establish. If a Claimant fails to file an appeal within such 60-day period, he shall have no further right to appeal.

                  (c) A decision on the appeal by the Committee shall include a review by the Committee that takes into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial claim determination. The Committee shall render its decision on the appeal not later than 60 days after the receipt by the Committee of the appeal. If special circumstances apply, the 60-day period may be extended by an additional 60 days; provided, written notice of the extension is provided to the Claimant during the initial 60-day period and such notice indicates the special circumstances requiring an extension of time and the date by which the Committee expects to render its decision on the claim on appeal.

         If the Committee wholly or partly denies the claim on appeal, the Committee shall provide written notice to the Claimant within the time limitations of the immediately preceding paragraph. Such notice shall set forth:

                           (i) the specific reasons for the denial of the claim;

                           (ii) specific reference to pertinent provisions of the Plan on which the denial is based;

                           (iii) a statement of the Claimant's right to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits; and

                           (iv) a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA.

                  (d) In no event may a claim for benefits be filed by a Claimant more than 120 days after the applicable "Notice Date," as defined in
(i) through (iii) below.

                           (i) In any case where benefits are paid to the Claimant as a lump sum, the Notice Date shall be the date of payment of the lump sum.

                           (ii) In any case where the Committee (prior to the filing of a claim for benefits under this Section 8.10) determines that an individual is not entitled to benefits from the Plan and the Committee provides written notice to such individual of its determination, the Notice Date shall be the date of the individual's receipt of such notice.

                           (iii) In any case where the Committee provides an individual, in connection with a distributable event under the Plan, a written statement of the vested account balance as of a specific date, the Notice Date shall be the latest date of the individual's receipt of such notice.

         In no event may any legal proceeding regarding entitlement to benefits or any aspect of benefits under the Plan be commenced later than the earliest of
(i) two (2) years after the applicable Notice Date; or (ii) one (1) year after the date a Claimant receives a decision from the Committee regarding his appeal, or (iii) the latest date otherwise prescribed by applicable law.

                            ARTICLE IX - THE TRUSTEE

         9.01 Powers of Trustee. It shall be the duty of the Trustee to hold and, subject to the provisions of this Article, to invest and reinvest the funds of the Trust and to make distributions therefrom in accordance with the written directions of the Committee. The Trustee shall have no responsibility for the correctness under the terms of the Plan of any written directions which it receives from the Committee and the Trustee will be fully protected in following the Committee's directions with respect to any matter relating to the administration of the Plan, including without limitation, the payment of benefits to Members or Beneficiaries, the allocation of contributions and forfeitures to Members' Accounts, and the charging of forfeitures to the Accounts of terminated Members.

         9.02 Investments. The Trustee shall invest and reinvest the funds of the Trust (except those necessary to pay any expenses incurred by the Committee or the Trustee which are not paid by the Company) exclusively in shares of Stock. The Trustee shall, in investing and reinvesting the trust funds, comply with all the requirements of ERISA. The Trustee may purchase Stock from existing stockholders or from MASSBANK Corp. (regardless of whether such Stock is newly-issued Stock or Stock held in the treasury of MASSBANK Corp.) in a public offer, a private transaction or by subscription at a price not to exceed the fair market value of the Stock at the time such Stock is purchased. In making investments in shares of Stock pursuant to the preceding three sentences, the Trustee will act as a directed Trustee and will follow the directions of the Committee concerning the time, manner and price for purchasing or selling any such shares of Stock. To the extent permitted by applicable law and regulations, the Trustee may invest the funds of the Trust on an interim basis, in short-term fixed income securities including any pooled fund which it maintains and which is primarily invested in such securities, and in such event, the instrument establishing such pooled fund shall be deemed a part of this Plan.

         9.03 Method of Holding and Selling Securities. The Trustee may keep any shares of Stock in the name of some other person, firm or corporation or in its own name without disclosing fiduciary capacity. The Trustee may sell at public auction or by private contract, redeem, or otherwise realize upon, any Stock held in the Trust and for such purposes may execute such instruments and writings and do such things as it shall deem proper.

         9.04     Exercise of Voting Rights.

                  (a) Except as otherwise provided in subsection (b), the Trustee is hereby authorized to vote upon the Stock and any other securities comprising the Trust or otherwise consent to or request any action on the part of the issuer of such securities, and to give general and special proxies or powers of attorney, with or without power of substitution, and to participate in reorganizations, recapitalizations, consolidations, mergers and similar transactions with respect to such securities; to deposit such securities (if any) in a voting trust, or with any protective or like committee, or with a Trustee, or with depositories designated thereby; and generally to exercise any of the powers of an owner with respect to such securities which the Trustee deems to be for the best interest of the Trust to exercise.

                  (b) Each Member shall have the power to instruct the Trustee as to how the Stock (including any fractional shares) held in his Account and Dividend Account should be voted at all stockholders' meetings. The Trustee shall vote such Stock in accordance with such instructions. To facilitate such right, the Trustee, with the assistance of the Committee, shall deliver to each Member a copy of all proxies, notices and other information which MASSBANK Corp. distributes to its shareholders generally and the Committee shall establish such procedures for the collection of Members' instructions in the voting of such Stock and the timely transmission of such instructions to the Trustee as it shall determine to be appropriate. Any such

Stock with respect to which voting instructions have been sought but have not been timely received by the Trustee shall not be voted by the Trustee. Any Stock with respect to which the Trustee has the power to vote but which has not been allocated to the accounts of any Member shall be voted by the Trustee in the same proportion as the Trustee is directed to vote the Stock with respect to which instructions have been received up to twenty-four (24) hours before the commencement of the shareholders' meeting. Members do not acquire ownership of Stock held by the Trustee for their account unless and until the Trustee delivers to them in accordance with Article VI hereof, stock certificates which have been registered in their names on the stock books of MASSBANK Corp..

         9.05 Reliance on Trustee as Owner. No person dealing with the Trustee shall be required to take any notice of this Agreement, but all persons so dealing shall be protected in treating the Trustee as the absolute owner with full power of disposition of all Stock and other property comprising the Trust, and all persons dealing with the Trustee are released from inquiry into the decision or authority of the Trustee and from seeing to the application of monies, Stock, or other property paid or delivered to the Trustee.

         9.06 Liquidation of Assets. In the event that cash is required by the Trustee to effect any action or distribution under this Trust, or to pay any expenses of this Trust, or for any other reason deemed sufficient by the Trustee consistent with any outstanding obligations of the Trust, the Trustee shall take such action as to the disposition of Stock or other property forming a part of the Trust as will provide the amount of cash necessary for such payments.

         9.07 Direction by Committee. Whenever the Trustee is required or authorized to take any action hereunder pursuant to any written direction or determination of the Committee, such direction or determination shall be sufficient protection to the Trustee if contained in a writing signed by any one or more of its members, or any other person, authorized to execute documents on behalf of the Committee pursuant to Section 8.04. By such writing the Committee may ratify, approve, or confirm any action taken by the Trustee, and upon such ratification, approval, or confirmation the Trustee shall be protected as though authorization or determination by the Committee has preceded such action. In the absence of direction by the Committee as to any matter provided in this Plan, the Trustee may in its discretion take such action as it deems fit and proper with respect thereto after reasonable attempts to secure Committee direction. The Trustee may deliver documents to the Committee by delivering the same to each member of the Committee or by mailing the same, postage prepaid, addressed to the Committee in care of the Company at its principal office.

         9.08 Records and Accounting. The Trustee shall keep accurate and detailed records of its transactions hereunder and all its accounts, books and records relating thereto shall be open at all reasonable times to the inspection of the Committee and its authorized representatives. The Trustee shall render in writing, at least once each twelve (12) months and, in any event, within ninety
(90) days after its removal or resignation as provided in Section 9.11, accounts of its transactions under this Agreement (including a statement of the assets of the Trust valued at current fair market value) to the Company and each member of the Committee, and the Committee may approve such accounts of the Trustee by an instrument in writing delivered to the Trustee. In the absence of the filing in writing with the Trustee by the Committee of exceptions or objections to any such account within sixty (60) days after the receipt by the Committee of any such account, the Committee shall be deemed to have approved such account; and in such case, or upon the written approval of the Committee of any such account, the Trustee shall be released, relieved and discharged with respect to all matters and things set forth in such account. Except as may otherwise be required by applicable Federal law, no person interested in the Trust or otherwise other than the Company or the Committee may require an accounting or bring any action against the Trustee with respect to the Trust and its actions as Trustee. In any proceeding instituted by the Trustee, the Company and/or the Committee with respect to these accounts, only such Company, the Committee and the Trustee shall be the necessary parties. The Trustee shall from time to time make such other reports and furnish such other information concerning the Trust as the Committee may in writing reasonably request or as may be required by applicable Federal law.

         9.09 Payment of Taxes. The Trustee shall upon direction of the Committee pay out of the Trust fund any and all taxes of any and all kinds, including without limitation property taxes and income taxes levied or assessed under existing or future laws upon or in respect of the Trust or any property forming a part thereof or the income therefrom subject to the terms of any agreements or contracts made with respect to trust investments which make other provision for such tax payments. The Trustee may assume that any taxes assessed on or in respect of the Trust or its income are lawfully assessed unless the Committee shall in writing advise the Trustee that in the opinion of counsel for the Company such taxes are or may be unlawfully assessed. In the event that the Committee shall so advise the Trustee, the Trustee will, if so requested in writing by the Committee, contest the validity of such taxes in any manner deemed appropriate by the Company or its counsel; or the Company may itself contest the validity of any such taxes in the name of the Trustee; and the Trustee agrees to execute all documents, instruments, claims and petitions necessary or advisable in the opinion of the Company or its counsel for the refund, abatement, reduction or elimination of any such taxes.

         9.10 Trustee's Compensation and Expenses. The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon by the Company and the Trustee. The compensation of the Trustee and all reasonable expenses, including reasonable attorneys' fees, incurred by the Trustee in the administration of the Trust, shall be paid by the Trust; provided, the Company may, in its sole discretion, elect to pay all or any portion of such expenses.

         9.11 Resignation or Removal of Trustee. Any Trustee acting hereunder may resign at any time upon thirty (30) days' written notice to the Company, and the Company may at any time remove any Trustee upon thirty (30) days' written notice to the Trustee; but the Company and the Trustee may by written instrument waive or modify such notice. If any Trustee shall resign, be removed or for any other reason cease to be Trustee, the Company shall appoint a successor Trustee or Trustees, and if no such successor Trustee is appointed, the Trustee may deliver the assets of the Trust to the Committee or the Company as successor Trustee. Subject to the foregoing provisions, any resignation or removal of the Trustee or appointment of a new Trustee shall be by instrument in writing and shall become effective on the date therein specified. Any successor Trustee shall have the same powers and duties as the succeeded Trustee, subject to such changes as the Company may then determine. The appointment of any successor Trustee or Trustees hereunder shall without any separate instrument or conveyance immediately vest title to the assets of the Trust in such successor Trustee or Trustees. Upon request of such successor Trustee or Trustees, the Company and the Trustee ceasing to act shall execute and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Trustee or Trustees all the right, title, and interest of the retiring Trustee in and to the Trust funds.

         A successor Trustee will have no responsibility or liability for any act or omission in the administration of the Trust before the effective date of its appointment as successor Trustee.

         9.12 Tender Offer or Exchange Offer. In the event of a tender offer or exchange offer by any person (including the Company or MASSBANK Corp.) for any or all shares of Stock held in the Trust, each Member shall have the right and shall be afforded the opportunity to direct in writing whether the Stock (including any fractional shares) allocable to his Account and Dividend Account shall be tendered or exchanged in response to such offer. The Trustee shall act with respect to such Stock in accordance with such written instructions. Any Stock held by the Trustee which is not yet allocable to any Member's Account and Dividend Account and any Stock with respect to which written instructions have been sought but have not been timely received by the Trustee shall be tendered or exchanged in the same proportion as the Stock which is allocable to the Members' Accounts and Dividend Accounts and with respect to which written instructions have been timely received is being tendered or exchanged. To facilitate the foregoing right of the Members, the Committee shall distribute or cause to be distributed to each Member substantially the same information as may be distributed to the stockholders of MASSBANK Corp. in connection with such offer and the Committee shall establish such procedures for the collection of Members' instructions with respect to such Stock and the timely transmission of such instructions to the Trustee as it shall determine to be appropriate.

         9.13 Indemnification of Trustee. The Company shall indemnify and hold harmless the Trustee from any and all claims, losses, damages, expenses (including reasonable counsel fees approved by the Company, which approval will not reasonably be withheld) and liability (including any reasonable amounts paid in settlement with the Company's approval, which approval will not unreasonably be withheld), arising from any act or omission of the Trustee which results from a direction given by the Committee or the Company or from the Trustee's acting or refraining from acting in accordance with the terms of this Agreement, except when the same is judicially determined to be due to the gross negligence or willful misconduct of the Trustee.

                            ARTICLE X - THE COMPANY

         10.01 Powers of the Bank. The Company shall have the power to amend or terminate the Plan and Trust as provided in Article VII, to appoint and remove members of the Committee as provided in Article VIII, to appoint and remove the Trustee as provided in Article IX, and to do such other acts and things as are provided elsewhere herein.

         10.02 No Contract of Employment. This Trust shall not be construed as creating any contract of employment between the Company and any Member, Employee or other person, and nothing herein contained shall give any person the right to be retained in the employ of the Company or otherwise restrain the Company's right to deal with its employees, including Members and Employees, and their hiring discharge, layoff, compensation, and all other conditions of employment in all respects as though this Trust did not exist.

         10.03 Liability of Company. Subject to its agreement to indemnify the Committee as provided in Section 8.09 and except as otherwise provided by applicable Federal law, neither the Company nor any person acting on behalf of the Company shall be liable for any act or omission on the part of any member of the Committee or the Trustee, or for any act performed or the failure to perform any act by any person with respect to this Agreement, the Plan or Trust, the Company's only duty being to use reasonable care in the selection of the members of the Committee and the Trustee.

         10.04 Action by Company. Whenever under the terms of this Agreement the Company is permitted or required to take any action, such action shall be taken by the Board or by any officer of the Company thereunto duly authorized, by the Board or otherwise. In such event, any such officer may certify to the Trustee or any person the taking of such action and the name and names of the officers so authorized, including himself. The execution of any direction, document or certificate on behalf of the Company by any of its officers shall constitute his certification of his authority with respect thereto, and the Trustee or other person shall be protected in accepting and relying upon any such direction, document or certificate and are released from inquiry into the authority of any officer of the Company.

         10.05 Successor to Business of Company. Unless this Plan and Trust be sooner terminated, a successor to the business of the Company, by whatever form or manner resulting, may continue the Plan and Trust by executing an appropriate supplemental agreement and such successor shall ipso facto succeed to all the rights, powers and duties of the Company hereunder. The employment of any Employee who has continued in the employ of such successor shall not be deemed to have been terminated or severed for any purposes hereunder by reason of such succession.

         10.06 Dissolution of the Company. In the event that the Company is dissolved by reason of bankruptcy or insolvency or otherwise, without any provision being made for the continuation of this Plan and Trust by a successor to the business of the Company, the Plan and Trust hereunder shall terminate, and the Trustee shall proceed in the same manner as though the Plan and Trust were being terminated by the Company as provided in Section 7.03.

                            ARTICLE XI - ESOP LOANS

         11.01 ESOP Loan. For purposes of this Article XI, an "ESOP Loan" means a loan made to the Trust by a party in interest (as that term is defined in Section 3(14) of ERISA) or a loan to the Trust which is guaranteed or otherwise secured by a party in interest and which, in either case, satisfies all of the requirements for an exempt loan under Section 408(b)(3) of ERISA and
Section 4975(d)(3) of the Code and all applicable regulations thereunder (such statutes and regulations being collectively referred to herein as the "ESOP Rules").

         11.02 Use of ESOP Loan Proceeds. The Plan and Trust are designed to invest primarily in Stock and the Trustee is hereby authorized and directed to acquire shares of Stock to the extent such Stock is reasonably available. To effectuate this purpose, the Trustee is hereby authorized to enter into ESOP Loans and to apply the proceeds thereof to the acquisition of shares of Stock in accordance with Section 9.02 or to the repayment of such ESOP Loans or a prior ESOP Loan. All Stock acquired with the proceeds of an ESOP Loan shall while held by the Trustee be free from any put, call or other option, or any buy-sell or similar arrangement. Any actions by the Trustee under this Section will be at the direction of the Committee.

         11.03 Terms and Conditions. Any such ESOP Loan shall be upon such terms and conditions, consistent with the ESOP Rules and this Article XI, as the Committee shall determine. Such terms and conditions shall, in addition to those terms and conditions required by the ESOP Rules, include the following:

                  (a) the recourse of the lender against the Trust shall be limited to one or more of the following: (i) any collateral given for the ESOP Loan, (ii) Company contributions made subsequent to the date of the ESOP Loan, and (iii) earnings attributable to such collateral or the investment of such contributions;

                  (b) the aggregate of all payments under the ESOP Loan by the Trust shall not exceed the aggregate of items (ii) and (iii) under (a) above at the date of any such payment;

                  (c) in the event of a default under an ESOP Loan, the value of Trust assets transferred to the lender shall not exceed the amount of the default, provided further that if the lender is a party in interest a transfer of Trust assets upon default shall be made only if, and to the extent of, the Trust's failure to meet the ESOP Loan's payment schedule;

                  (d) the interest rate must not be in excess of a reasonable rate;

                  (e) the ESOP Loan must be for a specific term and may not be payable at the demand of any person, except in the case of default.

         11.04 Collateral for ESOP Loan. The Committee is hereby authorized to direct the Trustee to collateralize an ESOP Loan by giving a security interest in all or any portion of the Stock acquired with the proceeds of said Loan (or the proceeds of a previous ESOP Loan repaid by said Loan). No other Trust assets may be so used as collateral. In the event that Stock is used by the Trustee as collateral for an ESOP Loan, such Stock shall be released from such encumbrance at an annual rate which is geared to the rate of total repayment (principal plus interest) of the ESOP Loan or the rate of principal repayment of the ESOP Loan provided that all applicable requirements of the ESOP Rules shall be satisfied.

         11.05 Suspense Accounts. All Stock acquired with the proceeds of an ESOP Loan shall be credited to a Suspense Account rather than allocated among the Members' Accounts. In the event there is more than one (1) ESOP Loan outstanding, two (2) or more Suspense Accounts shall be established as provided herein. If such Stock is being used as collateral, it shall be withdrawn from the Suspense Account at the same time and on the same basis as it is released from encumbrance. If such Stock is not used as collateral, it shall be withdrawn from the

Suspense Account as if it had been so used and was being released from encumbrance at a rate geared to the repayment of the principal portion of the ESOP Loan. If, during any Limitation Year, Stock is withdrawn from the Suspense Account, it shall be allocated among the Members' Accounts in accordance with the provisions of Section 5.03.

         No Member shall have any interest in, or rights with respect to, any Stock while it is held in a Suspense Account. In the event that any Stock held in a Suspense Account is sold, the proceeds may be used to repay the ESOP Loan to the extent permitted by applicable law, and any excess amount (including any shares of Stock released from encumbrance by reason of such repayment) shall be allocated among the Accounts and Dividend Accounts of all Members in proportion to the aggregate value (Part A plus Part B) of each such Member's Account and Dividend Account.

                       ARTICLE XII - TOP-HEAVY PROVISIONS

         12.01 Article Controls. Any provisions of the Plan to the contrary notwithstanding, the provisions of this Article XII shall control the Plan to the extent required to cause the Plan to comply with the requirements imposed by
Section 416 of the Code.

         12.02 Definitions. Where the following words and phrases appear in this Article XII, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary:

                  (a) Account Balance. As of any Valuation Date, the aggregate amount credited to an individual's account or accounts under the Plan and all other qualified defined contribution plans maintained by the Company or an Affiliated Company increased by (i) the aggregate distributions made to such individual from the Plan or any other such plan during a five (5) year period ending on the Determination Date, and (ii) the amount of any contributions due as of the Determination Date immediately following such Valuation Date. Effective October 1, 2002, the amount of Account balances of a Member as of the Determination Date shall be increased by the distributions made with respect to the Member under the Plan and any plan in the Aggregation Group during the one-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been in the Aggregation Group. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five-year period" for "one-year period."

                  (b) Accrued Benefit. As of any Valuation Date, the present value of the cumulative accrued benefit (excluding the portion thereof which is attributable to rollover or transfer contributions made by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Company or an Affiliated Company, to proportional subsidies, or to ancillary benefits) of an individual under an qualified defined benefit plan maintained by the Company or an Affiliated Company increased by (i) the aggregate distributions made to such individual from such plan within a five (5) year period ending on the Determination Date and (ii) the estimated benefit accrued by such individual between such Valuation Date and the Determination Date immediately following such Valuation Date. The Accrued Benefit of Non-Key Employees shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Company and Affiliated Company's, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code. Effective October 1, 2002, the amount of Account balances of a Member as of the Determination Date shall be increased by the distributions made with respect to the Member under the Plan and any plan in the Aggregation Group during the one-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been in the Aggregation Group. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five-year period" for "one-year period."

                  (c) Aggregation Group. The group of qualified plans (whether or not terminated) maintained by the Company and each Affiliated Company consisting of (i) each plan in which a Key Employee participates and each other plan which enables a plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) or 410 of the Code, or (ii) each plan in which a Key Employee participates, each other plan which enables a plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) or 410 of the Code, and any other plan which the Committee elects to include as a part of such group;

provided, however, that the Committee may not elect to include a plan if its inclusion would cause the group to fail the requirements of Sections 401(a)(4) and 410 of the Code.

                  (d) Determination Date. For the first Plan Year of any plan, the last day of such Plan Year, and for each subsequent Plan Year of such plan, the last day of the preceding Plan Year. If two or more plans are being aggregated, they shall be aggregated by adding together the results for each plan as of the Determination Dates for such plans that fall within the same calendar year.

                  (e) Former Key Employee. With respect to any Plan Year, any individual who was a Key Employee in a previous Plan Year but who is not a Key Employee with respect to such Plan Year. For purposes of this definition, a beneficiary (who would not otherwise be a Key Employee) of a deceased former Key Employee shall be deemed to be a Former Key Employee in substitution for such deceased Former Key Employee.

                  (f) Highest Average Compensation. The highest annual average of the Compensation paid by the Company to an Employee during any five
(5) consecutive Plan Years (excluding Plan Years prior to the first Plan Year the Plan was top-heavy and excluding Plan Years subsequent to the last Plan Year the Plan was top-heavy) or during all of such Plan Years during which the Employee received Compensation from the Company or an Affiliated Company if less than five (5).

                  (g) Key Employee. With respect to any Plan Year, any employee (and any beneficiary of a deceased employee) of the Company or an Affiliated Company who is a "Key Employee" as determined in accordance with
Section 416(i)(1) of the Code.

                  (h) Non-Key Employee. With respect to any Plan Year, any employee of the Company or an Affiliated Company who is not a Key Employee.

                  (i) Plan Year. With respect to any plan, the annual accounting period used by such plan for annual reporting purposes.

                  (j) Top-Heavy Service. Under the defined benefit plan, each year of benefit accrual service, excluding all such years accrued before November 1, 1984 and before the plan became top-heavy.

                  (k) Valuation Date. With respect to any Plan Year, the most recent date within the twelve (12) month period ending on a Determination Date as of which the Trust fund established was valued and the net income (or loss) thereof allocated to Members' accounts.

         12.03 Top-Heavy Status. The Plan shall be deemed to be top-heavy if, as of any Determination Date, (i) the sum (computed in accordance with Section 416(g) of the Code and the regulations promulgated thereunder) of the Account Balances of Key Employees under the Plan exceeds sixty percent (60%) of the sum of the Account Balances of all individuals (excluding Former Key Employees and individuals who have not performed any services for the Company or an Affiliated Company at any time during the five-year period ending on the Determination
Date) under the Plan unless an Aggregation Group including the Plan is not top-heavy or (ii) an Aggregation Group including the Plan is top-heavy. An Aggregation Group shall be deemed to be top-heavy as of a Determination Date if the sum (computed in accordance with Section 416(g)(2)(B) of the Code and the regulations promulgated thereunder) of the Account Balances of the Key Employees under all defined contribution plans included in the Aggregation Group and the Accrued Benefit of all Key Employees under all defined benefit plans included in the Aggregation Group exceeds sixty percent (60%) of the sum of the Account Balances and the Accrued Benefit of all individuals (excluding the Account Balances and the Accrued Benefit of former Key Employees and individuals who have not performed any services for the Company or an Affiliated Company at any time during the five-year period ending on the Determination Date) under such plans. The foregoing determination shall be made by the Committee. The accrued benefits and accounts of any individual who has not performed services for the Company or an Affiliation during the one-year period ending on the Determination Date shall not be taken into account.

         12.04 Minimum Benefit. If the Plan is determined to be top-heavy for a Plan Year, then each Member who is a Non-Key Employee shall be entitled to a benefit in the Company's defined benefit plan equal to the lesser of

                  (a) Two percent (2%) of such Member's Highest Average Compensation multiplied by the Member's years of To-Heavy Service;

                  (b) Twenty percent (20%) of the Member's Highest Average Compensation.

         12.05 Adjustment to Combined Limitation. In each Plan Year in which the Plan is determined to be top-heavy, the number "1.0" shall be substituted for the number "1.25" wherever it appears in Section 5.09; provided, however, that the foregoing shall not apply if

                  (a) the minimum benefit provided to each Non-Key Employee who also participates in a top-heavy defined benefit plan in the Aggregation Group is at least the lesser of

                           (i) three percent (3%) of the Member's Highest Average Compensation multiplied by the Member's years of Top-Heavy Service, and

                  (b) thirty percent (30%) of the Member's Highest Average Compensation, and

                  (c) the Plan would not be a top-heavy plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place it appears in Section 12.03 above.

         Notwithstanding the foregoing, for Plan Years beginning after October 31, 2000, this Section 12.05 shall cease to apply.

         12.06 Minimum Vesting. If the Plan determined to be top heavy for a Plan Year, the following minimum vesting schedule will automatically apply:

   Years of
Vesting Service                             Vested Percentage
---------------                             -----------------
  Less than 2                                        0%
       2                                            20%
       3                                            40%
       4                                            60%
       5                                            80%
6 years or more                                    100%

         Such minimum vesting schedule applies to the entire Account Balance of each Member. In the event the Plan ceases to be top-heavy for any subsequent Plan Year, the vested percentage of any Member who terminated after the Plan has ceased to be top-heavy shall be determined in accordance with the vesting schedule in Section 6.05 except that (a) the vested percentage of a Member shall not be less than the vested percentage which the Member had achieved under the vesting schedule set forth above as of the last day of the last Plan Year for which the Plan was top-heavy and (b) the vested percentage of a Member who had been credited with three (3) or more Years of Vesting Service as of the last day of the last Plan Year for which the Plan was top-heavy shall always be determined under the vesting schedule set forth above.

         12.07 Restriction on Compensation. If the Plan is determined to be top-heavy for a Plan Year, the amount of each Member's Compensation to be taken into account for such Plan Year for all purposes of the Plan shall not exceed $160,000 ($200,000 on and after October 1, 2002), as adjusted pursuant to
Section 416(d) of the Code and the regulations thereunder.

         12.08 Termination of Top-Heavy Status. Except as otherwise provided in Section 12.06, if the Plan has been top-heavy for one or more Plan Years and thereafter ceases to be top-heavy, the provisions of this Article XII shall cease to apply to the Plan effective as of the day following the Determination Date on which the Plan is determined to no longer be top-heavy.

               ARTICLE XIII - ADDITIONAL PARTICIPATING COMPANIES

         13.01 Participation. Any Affiliated Company may become a participating Company by vote of the board of directors of such Affiliated Company adopting the Plan and Trust as a plan and trust for the benefit of its employees. Any such additional participating employer is hereinafter referred to in this Article XIII as a "Participating Company."

         13.02 Effective Date. The participation of any Participating Company shall take effect as of the date specified in its action to adopt the Plan and Trust.

         13.03 Administration. Each Participating Company shall be deemed the "Company" with respect to its Employees and shall have and exercise all the rights, powers, and duties thereof with respect to the Plan as applied to itself and its Employees and that part of the Trust which represents the Accounts of Members employed by it. Subject to Sections 13.04 and 13.06, each Participating Company hereby authorizes MASSBANK to exercise on its behalf all such rights, powers, and duties, including amendment or termination of the Plan.

         13.04 Termination. If the Plan shall be terminated by any one Participating Company, the Trust shall be valued pursuant to Section 5.07 and assets representing the Accounts of all Members employed by such Participating Company shall be segregated into a separate trust and held subject to the provisions of the Plan and Trust Agreement, and all rights, powers, and duties of the Company with respect to such separate trust shall be exercised by such Participating Company.

         13.05 Allocation of Forfeitures. Whenever part or all of the Account of any Member shall be forfeited by him and reallocated among the Accounts of the remaining eligible Members pursuant to Sections 5.04 and 6.06(d), such amount shall be reallocated to the Accounts of all eligible Members, regardless of whether they are Employees of the Participating Company which last employed the former Member whose Account (or part thereof) is being forfeited.

         13.06 Contributions. Each participating employer, including the Company and each Participating Company, shall make contributions hereunder, on behalf of its Employees, in accordance with Section 4.01, and as determined by such participating employer. All contributions made by a Participating Company with respect to any fiscal year of such Participating Company shall be made no later than the date specified in Section 4.02 and shall be allocated pursuant to the provisions of Section 5.03.

                          ARTICLE XIV - MISCELLANEOUS

         14.01 Spendthrift Provision. Beneficial interests of Members or their Beneficiaries in the Trust shall not be assignable nor subject to attachment nor receivership, nor shall they pass to any trustee in bankruptcy or be reached or applied by any legal process for the payment of any obligations of any such person, except as otherwise provided under Section 401(a)(13) of the Code.

         14.02 Appointment of Person to Receive Payment. Upon the appointment by a court having jurisdiction of a legal representative for a Member or Beneficiary, following a judicial determination that such Member or Beneficiary is of unsound mind, any payment or distribution hereunder shall thereafter be made to such legal representative. In the event any amount shall become payable hereunder to any person (or his Beneficiary or estate), and if after written notice from the Committee mailed to such person's last known address as shown on the Company's records, such person or his personal representative shall not have presented himself to the Committee or notified the Committee in writing of his address within one (1) year after the mailing of such notice, then the Committee shall in its discretion appoint one or more of the spouse or blood relatives of such person to receive such amount, including any amount thereafter becoming due to such person (or his estate), in the proportions determined by the Committee. Any action of the Committee hereunder shall be binding and conclusive upon all persons.

         14.03 Construction. In any question of interpretation or other matter of doubt, the Trustee and the Company may rely upon the opinion of counsel for the Company or any other attorney-in-law designated by the Company with the approval of the Trustee. The provisions of this Agreement shall be construed, administered and enforced according to the laws of the United States and, to the extent permitted by such laws, by the laws of the Commonwealth of

Massachusetts. All contributions to the Trust shall be deemed to be made in the Commonwealth of Massachusetts.

         14.04 Impossibility of Performance. In case it becomes impossible for the Company, the Committee or the Trustee to perform any act under this Plan and Trust, that act shall be performed which in the judgment of the Company, the Committee or the Trustee, respectively, will most nearly carry out the intent and purpose of this Plan and Trust. All parties to this Agreement or in any way interested in this Plan and Trust shall be bound by any acts performed under such condition.

         14.05 Definition of Words. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular, in any place or places herein where the context may require such substitution or substitutions.

         14.06 Titles. The titles of articles and sections are included only for convenience and shall not be construed as a part of this Agreement or in any respect affecting or modifying its provisions.

         14.07 Merger or Consolidation. In the event that this Plan is merged with or consolidated with any other plan, or the assets or liabilities accrued under this Plan are transferred to any other plan, each Member's benefit under such other plan shall be at least as great immediately after such merger, consolidation or transfer (if such plan were then to terminate) as the benefit to which he would have been entitled under this Plan immediately before such merger, consolidation or transfer (if the Plan were then to terminate).

         14.08 Execution of Agreement. This Agreement may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

         14.09 Special Provisions for Certain Leased Employees. A "leased employee" shall receive credit for Hours of Service, Years of Eligibility Service and Years of Vesting Service for the entire period during which he is a leased employee of the Company or an Affiliated Company as if he were an Employee of the Company or an Affiliated Company; provided, however, that a leased employee shall not be an Employee eligible to participate in the Plan as long as he remains a leased employee. For purpose of this Section 14.09, the term "leased employee" means any person (a) who is not an Employee of the Company or an Affiliated Company and (b) who pursuant to an agreement between the Company or an Affiliated Company and any other person (a "leasing organization") has performed services for the Company or an Affiliated Company on a substantially full-time basis for a period of at least one (1) year and such services are performed under the primary direction or control by the Company or an Affiliated Company. Notwithstanding the foregoing, if leased employees constitute less than twenty percent (20%) of the Company's and Affiliated Company's nonhighly compensated work force within the meaning of
Section 414(n)(5) of the Code, a person who is covered by a money purchase pension plan maintained by the leasing organization which provides a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, immediate participation and full and immediate vesting shall not be considered a "leased employee."

         14.10 USERRA. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.

         14.11 Correction Methods. The Company may make any corrections under the Plan necessary to retain the qualified status of the Plan and Trust under Code Sections 401(a) and

501(a). Such corrections shall include, but not be limited to, any corrections described in the Internal Revenue Service's Employee Plans Compliance Resolution System.

         14.12 Writings. Whenever under the terms of the Plan a Member, former Member, Beneficiary or alternate payee is required to make a claim, request, election or direction in writing, such claim, request, election or direction may be made in such other form allowable by the Committee on a nondiscriminatory basis.

                         ARTICLE XV - DIRECT ROLLOVERS

         15.01 Application of this Article. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         15.02 Definitions. Whenever used in this Article, the following words shall have the following meanings:

                  (a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and a hardship distribution. With respect to distributions made after December 31, 2001, any amount that is distributed on account of hardship shall not be eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

                  (b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity. With respect to distributions after December 31, 2001, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from the Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

                  (c) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  (d) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         ARTICLE XVI - MINIMUM DISTRIBUTION REQUIREMENTS

         16.01    General Rules.

                  (a) Effective Date. The provisions of this Article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

                  (b) Coordination with Minimum Distribution Requirements Previously in Effect. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the execution date of this Plan restatement equals or exceeds the required minimum distributions determined under this Article, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the execution date of this Plan restatement is less than the amount determined under this Article, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Article.

                  (c) Precedence. The requirements of this Article will take precedence over any inconsistent provisions of the Plan.

                  (d) Requirements of Treasury Regulations Incorporated. All distributions required under this Article will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

         16.02    Time and Manner of Distribution.

                  (a) Required Beginning Date. The Member's entire interest will be distributed, or begin to be distributed, to the Member no later than the Member's Required Beginning Date.

                  (b) Death of Member Before Distributions Begin. If the Member dies before distributions begin, the Member's entire interest will be distributed as follows:

                           (i)      By December 31 of the calendar year
         containing the fifth anniversary of the Member's death.

                           (ii) If the Member's surviving spouse is the Member's sole Designated Beneficiary and the surviving spouse dies after the Member but before distributions to the surviving spouse begin, this Section 16.02(b) will apply as if the surviving spouse were the Member.

         For purposes of this Section 16.02(b) and Section 16.04, unless Section 16.02(b)(ii) applies, distributions are considered to begin on the Member's Required Beginning Date. If Section 16.02(b)(ii) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 16.02(b)(i).

                  (c) Forms of Distribution. Unless the Member's interest is distributed in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 16.03 and 16.04 of this Article.

         16.03    Required Minimum Distributions During Member's Lifetime.

                  (a) Amount of Required Minimum Distribution for each Distribution Calendar Year. During the Member's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

                           (i) the quotient obtained by dividing the Member's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Member's age as of the Member's birthday in the Distribution Calendar Year; or

                           (ii) if the Member's sole Designated Beneficiary for the Distribution Calendar Year is the Member's spouse, the quotient obtained by dividing the Member's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Member's and spouse's attained ages as of the Member's and spouse's birthdays in the Distribution Calendar Year.

                  (b) Lifetime Required Minimum Distributions Continue Through Year of Member's Death. Required minimum distributions will be determined under this Section 16.03 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Member's date of death.

         16.04 Required Minimum Distributions After Member's Death. If the Member dies on or after the date distributions begin, his remaining account balance shall be distributed to his Beneficiary in a lump sum as soon as practicable.

         16.05    Definitions.

                  (a) Designated Beneficiary. The individual who is designated as the Beneficiary under Section 6.04 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and
Section 1.401(a)(9)-4, Q&A-1, of the Treasury regulations.

                  (b) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Member's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member's Required Beginning Date. For distributions beginning after the Member's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 16.02(b). The required minimum distribution for the Member's first Distribution Calendar Year will be made on or before the Member's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Member's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

                  (c) Life Expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

                  (d) Member's Account Balance. The account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

                  (e)      Required Beginning Date. The date specified in
Section 6.07(c)(ii) of the Plan.

         IN WITNESS WHEREOF these presents have been signed and sealed for and in behalf of the Company and the Trustee by their duly authorized officers this 14th day of August, 2002.

                                 MASSBANK

                                 By:   /s/ Reginald E. Cormier
                                       _________________________________________
                                       Title Sr. V.P., Treasurer & CFO

                                 EASTERN BANK, TRUSTEE

                                 By:   /s/ John Henderson
                                       _________________________________________
                                       Title Vice President

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